Exhibit 99.1
FOR IMMEDIATE RELEASE
CONTACTS:
Marci Maule, Director of Public Relations
mmaule@coinstar.com
425-943-8277
COINSTAR ANNOUNCES CFO TRANSITION PLAN
Chief Financial Officer Brian Turner Resigns;
Company Names John Harvey As New CFO
BELLEVUE, Wash. — April 6, 2009 —Coinstar, Inc (NASDAQ: CSTR), today announced that Chief Financial Officer Brian V. Turner has elected to leave the Company after six years of service and that John Harvey, chief financial officer of Redbox Automated Retail, LLC (“Redbox”) has been appointed chief financial officer of Coinstar. Brian Turner will stay on as chief financial officer of Coinstar until June 1, 2009, to ensure a smooth and orderly transition of duties to Harvey.
Turner joined Coinstar in 2003 and along with the senior leadership team has been instrumental in the development and implementation of the Company’s 4th Wall® strategy, enabling Coinstar to expand from a one-product company to a multi-product, multi-national company with five lines of business. Turner was involved in numerous financings and more than 18 acquisitions over the past six years. During his tenure, Company revenues have grown five-fold.
Turner plans to pursue public board opportunities.
“Brian’s experience and insight have been a true asset as the Company has grown to become the category leader that it is today. Specifically, he has been a major contributor to strategy and operations in addition to preserving a strong and liquid balance sheet, critical for future growth,” said Paul Davis, chief executive officer of Coinstar, Inc. “Brian has worked diligently for our stockholders and we will miss his passion and enthusiasm. We wish him all the best in his future endeavors.”
John Harvey, 43, has served as chief financial officer of Redbox since May of 2008. Prior to Redbox, Harvey held the position of executive vice president and chief financial officer of JetBlue Airways Corporation, where he supported the company’s growth from an entrepreneurial start-up to a mature, $3 billion–revenue operation. With 20 years of financial management experience, Harvey will be responsible for all financial disciplines of the Company.
“The Coinstar Board and I are delighted to name John Harvey as successor to Brian Turner, and we are fortunate to have his level of talent and expertise at the senior management level,” said Davis. “With the base knowledge that John brings to the Company, particularly with one of our fastest growing business segments, his skills are perfectly suited to drive accountability and performance across the rest of our portfolio. He is highly experienced and motivated, and we expect a seamless transition.”
John Harvey is expected to transition to the chief financial officer position at Coinstar on June 1, and will continue to provide financial oversight to Redbox and all of the Coinstar lines of business. Harvey’s duties at Redbox will be assumed by Bill Unverzagt, Redbox’s vice president and controller who will become Redbox’s vice president of finance and chief financial officer. Coinstar previously announced on Feb. 26, 2009, its acquisition of the remaining stake of Redbox, a leading automated DVD rental business, and now owns 100 percent of Redbox.

About Coinstar, Inc.
Coinstar, Inc. (NASDAQ:CSTR) is a multi-national company offering a range of 4th Wall® solutions for the retailers’ front of store consisting of self-service coin counting, DVD rental, money transfer, electronic payment solutions, and entertainment services. The Company’s products and services can be found at more than 90,000 points of presence including supermarkets, drug stores, mass merchants, financial institutions, convenience stores, restaurants and money transfer agent locations. For more information, visit www.coinstar.com.
Safe Harbor for Forward-Looking Statements
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Coinstar, Inc.’s management and future growth and results. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Coinstar, Inc., as well as from risks and uncertainties beyond Coinstar, Inc.’s control. Such risks and uncertainties include, but are not limited to, changes in management and the ability to achieve the strategic and financial objectives for our entry into or expansion of new businesses. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date of this release. Coinstar, Inc. undertakes no obligation to update the information provided herein.
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